EXHIBIT 32.2

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Angiotech Pharmaceuticals, Inc. (the “Company”), hereby certifies that to his knowledge on the date hereof:

(a)

The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2011, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2011	/s/ K. Thomas Bailey
K. Thomas Bailey Chief Financial Officer